Convertible Notes and Note Payable (Details) - Schedule of unamortized debt discount, fair value of conversion feature, and accrued interest - USD ($) $ in Thousands	Apr. 26, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Unamortized Debt Discount Fair Value Of Conversion Feature And Accrued Interest Abstract
Unamortized debt discount	$ 230	$ 657	$ 1,942
Fair value of conversion feature	$ 4,094	3,488	2,380
Accrued interest		$ 1,136	$ 395